SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20429

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      April 29, 2000
                                                  ---------------------


                             SALISBURY BANCORP, INC.
                            ------------------------
               (Exact name of registrant as specified in charter)


                Connecticut                               06-1514263
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(State or other jurisdiction of incorporation) (IRS Employer Identification No.)


5 Bissell Street, Lakeville, Connecticut                              06039-1868
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(Address of principal executive offices)                              (zip code)


Registrant's telephone number, including area code:   (860) 435-9801
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Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 5.  Other Events.

            Annual Meeting of Shareholders of Salisbury Bancorp, Inc.

         The Annual Meeting of Shareholders of Salisbury Bancorp, Inc. (the "Company"), the holding company for Salisbury Bank and Trust Company (the"Bank") was held on Saturday, April 29, 2000. Shareholders voted on the election of directors and the ratification of the appointment of independent auditors.

         The results of the votes of shareholders regarding each proposal are set forth below:

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         Each of the four nominees received in excess of a plurality of the votes cast at the meeting and were elected to serve a three (3) year term until their successors are elected and qualified.

         The vote for electing nominees as directors was as follows:

                                                                  Withholding
                                                     For           Authority

Gordon C. Johnson       Number of Shares:         1,250,110          2,964
                        Percentage of
                        Shares Voted:             99.8%             .2%
                        Percentage of Shares
                        Entitled to Vote:         83.4%             .2%

                                                                  Withholding
                                                  For              Authority

Holly J. Nelson         Number of Shares:         1,232,398         20,676
                        Percentage of
                        Shares Voted:             98.3%             1.7%
                        Percentage of Shares
                        Entitled to Vote:         82.3%             1.3%

                                                                  Withholding
                                                  For             Authority

John E. Rogers          Number of Shares:         1,250,140          2,934
                        Percentage of
                        Shares Voted:             99.8%             .2%
                        Percentage of Shares
                        Entitled to Vote:         83.4%             .2%

                                                                  Withholding
                                                  For              Authority

Walter C. Shannon, Jr.  Number of Shares:         1,248,898          4,176
                        Percentage of
                        Shares Voted:             99.7%             .3%
                        Percentage of Shares
                        Entitled to Vote:         83.4%             .2%


                                   PROPOSAL 2
             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

         The appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the Bank for the year ending December 31, 2000 was approved because the votes for such appointment exceeded the votes against such appointment.

             The vote to ratify the appointment by the Board of Directors of Shatswell, MacLeod & Company, P.C. as independent auditors for the year ending December 31, 2000 was as follows:

                                             For          Against     Abstain

             Number of Votes:               1,235,967       1,861     15,246
             Percentage of Shares Voted:    98.6%           .1%       1.3%
             Percentage of Shares
             Entitled to Vote:              82.5%           .1%       1.0%


                 Election of Chairman of the Board of Directors

         Following the Meeting of Shareholders, at the organizational meetings of the Board of Directors of the Company and the Bank, the Board of Directors of the Company elected John R. H. Blum, Chairman of the Board of Directors of Salisbury Bancorp, Inc. The Board of Directors of the Bank also elected Mr. Blum, Chairman of the Board of Directors of Salisbury Bank and Trust Company. The Chairman serves at the pleasure of each Board during a term expiring at the organizational meeting of the Board following the Annual Meetings of Shareholders.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



Dated:   April 29, 2000                     SALISBURY BANCORP, INC.


                                            By:   /s/ John F. Perotti
                                                 ----------------------
                                                 John F. Perotti, President and
                                                 Chief Executive Officer